Exhibit 10.13

FIRST AMENDMENT TO LOAN SERVICING AGREEMENT

This First Amendment (“First Amendment”), dated and effective as of the 14th day of April 2004, to the Loan Servicing Agreement dated as of September 26, 2003 (the “LSA”) by and between Mortgage IT (“Owner”), a New York corporation, and GMAC Mortgage Corporation (“Sevicer”), a Pennsylvania corporation.

Preliminary Statement

WHEREAS, Pursuant to the terms of the LSA, Owner intends to transfer the servicing of certain types of mortgage loans to Servicer.

WHEREAS, Servicer has agreed to service such mortgage loans pursuant to the LSA.

WHEREAS, Owner and Servicer desire to amend the LSA to set forth the terms and conditions regarding the management and servicing of additional types of Mortgage Loans possessing characteristics different than those specified in the LSA.

NOW, THEREFORE, in consideration of the mutual undertakings herein expressed and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                 The following definitions are added to Article I of the LSA:

Prime Mortgage Loan: The individual Mortgage Loan(s) set forth on the attached Exhibit “A-l” to this First Amendment which may be amended from time to time with the mutual consent of both parties.

Sub-Prime Mortgage Loan: The individual Mortgage Loan(s) set forth on the attached Exhibit “A-2” to this First Amendment which may be amended from time to time with the mutual consent of both parties.

2.                                      Exhibit “D” to the LSA shall be amended by adding the attached Exhibit “D-l” which represents the Eligibility Criteria for Prime Mortgage Loans which may be amended from time to time with the mutual consent of both parties.

3.                                      Exhibit “D” to the LSA shall be amended by adding the attached Exhibit “D-2” which represents the Eligibility Criteria for Sub-Prime Mortgage Loans which may be amended from time to time with the mutual consent of both parties.

4.                                       Exhibit “A” to the LSA shall be amended by adding the attached Exhibit “A-l” which represents the Mortgage Loan Schedule for Prime Mortgage Loans which may be amended from time to time with the mutual consent of both parties

5.                                      Exhibit “A” to the LSA shall be amended by adding the attached Exhibit “A-2” which represents the Eligibility Criteria for Sub-Prime Mortgage Loans which may be amended from time to time with the mutual consent of both parties

6.                                       Exhibit “E” to the LSA shall be amended by adding the attached. Exhibit “E-l” which represents the Servicing Fees to be paid by Owner with respect to Prime Mortgage Loans the servicing of which, is being transferred hereunder.

7.                                      Exhibit “E” to the LSA shall be amended by adding the attached Exhibit “E-2” which represents the Servicing Fees to be paid by Owner with respect to Sub-Prime Mortgage Loans the servicing of which is being transferred hereunder

8                                      The definition of Term Sheet is deleted in its entirety.

9.                                   The following Section 4.06 shall be added to the LSA:

Section 4.06 Owner’s Name. No later than 120 days following the effective date of this First Amendment, Servicer shall utilize the name designated by Owner in all written and verbal communications with the Mortgagor in servicing the Mortgage Loans (“Private Label Servicing”).

10.                             The following Section 9.01 (ix) shall be added to the LSA:

(ix) with respect to Servicer only, Servicer is downgraded to “RPS-2” or below by Fitch Ratings and such ratings are not reinstated within thirty (30) days.

11.                             Section 10.02 of the LSA is amended by deleting the last two sentences.

12.                              Any conflict between the provisions of this First Amendment and those of the LSA shall be resolved in favor of the provisions of this First Amendment. All provisions of the LSA not modified by this First Amendment shall continue in full force and effect.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this First Amendment to he executed by their duly authorized officers as of the date first written hereinabove.

“SERVICER”

ATTEST:	GMAC MORTGAGE CORPORATION

	By:	/s/ Tyron W. Miller

	Its:	Vice President

“OWNER”

ATTEST:	MORTGAGEIT, INC.

	By:	/s/ Larry P. Lewis

	Its:	COO

EXHIBIT A-l

PRIME MORTGAGE LOAN SCHEDULE

EXHIBIT A-2

SUB-PRIME MORTGAGE LOAN SCHEDULE

EXHIBIT D-1

PRIME MORTGAGE LOAN ELIGIBILITY CRITERIA

Loan Types:	Conventional

Interest rate types:	Fixed and adjustable rate

Lien Position types:	First lien

Collateral types:	1-4 family, residential properties

Credit types:	Prime / Alt-A

FICO Score ranges:	90% > 660

Age at Transfer:	< 3 months

Geographic limitations:	N/A

Balance Parameters:	Conforming and Jumbo

EXHIBIT D-2

SUB-PRIME ELIGIBILITY CRITERIA

Loan Types:	Conventional

Interest rate types:	Fixed and adjustable rate

Lien Position types:	First lien

Collateral types:	1-4 family, residential properties

Credit types:	Sub-prime, FICO Scores: 50% < 640

Age limitations:	N/A

Geographic limitations:	N/A

EXHIBIT E-1

PRIME MORTGAGE LOAN TERM SHEET

Monthly Service Fee Per Loan (Cumulative)
(Servicing Retained Loans Only)

*Loan Count	Fee
<2,500 loans	$5.00
2,501 – 10,000	$4.50
>10,000	$4.00

* Those loans designated for sale to a 3rd party are not included in the aggregation total.

The above fee reduction applies to servicing retained loans only.

Monthly Service Fee Per Loan (Loans designated for Sale)	$5.00 per loan (minimum 2 month service fee per loan)

ARM Per Loan Up-Charge (monthly)	$0.25

Loan Set Up Fee	$8.00 per loan Assumes semi-automated method (Wilma File Format)

Default Fees Non-Agency Loans	Resolution Fees
	Reinstatement (90 + Past Due Only)	1.5% UPB minimum of $750
	Repayment plan (90 + Past Due Only)	1.5% UPB minimum of $750
	Modification (90 + Past Due Only)	1.5% UPB minimum of $750 (with owner approval only)

Disposition Fees
	Payoffs (90 + Past Due only)	1.50% Net Liquidation Proceeds minimum of $1000
	Redemptions	1.50% Net Liquidation Proceeds minimum of $750
	Third Party Sales	1.50% Net Liquidation Proceeds minimum of $750
	Short Sales (90 + Past Due Only)	1.50% Net Liquidation Proceeds minimum of $1000
	Loan Sales	1.50% Net Liquidation Proceeds minimum of $750 (with owner approval)
	Deed in Lieu (90 + Past Due Only)	1.50% UPB minimum of $750

Additional Fees
REO Disposition Fee	1% of sales price minimum of $1500

Title Remediation Fee	$500 with owner’s consent and if owner unable to correct

Default Fees Agency Loans (Fannie Mae / FHLMC)	Fees will be assessed in accordance with Fannie Mae and FHLMC guidelines

Minimum Charge (monthly)	$10,000 (assessed after month 6)

Private Label Program Initiation Fee:	Waived

ANCILLARY INCOME
Late Charges	Retained by GMACM
Principle and Interest Float	Retained by GMACM
Escrow and Interest Float	Retained by GMACM

Servicing Activity Fees	Retained by GMACM (e.g. payoff statements, fax fees)

De-Boarding Fee Per Loan	$8.00 per loan exclusive of out of pocket transfer related expenses

Securitization Fees

There will be a one-time, initial securitization fee between $2,500 - $10,000.  This fee will cover all legal expenses associated with the completion of the initial security.  GMAC Mortgage reserves the right to pass through out of pocket expenses associated with subsequent securitization that may vary from the initial securitization documents established.

Contractual Termination Fee:	If contract is terminated without cause within the first 12 months, a one time fee of $50,000 is assessed (exclusive of de-boarding fees and out of pocket as expressed in this document).

EXHIBIT E-2

SUB-PRIME MORTGAGE LOAN TERM SHEET

Monthly Service Per Loan Fee

Loan Count	Fee
Performing (0-29 days dlq)	$15
Sub-performing (30-89 days dlq)	$25
Non-performing (90 + days dlq)	$45

* Minimum 2 months service fee

ARM Per Loan Up-Charge (monthly)	$0.25

Loan Set Up Fee	$8.00 per loan Assumes semi-automated method (Wilma File Format)

Default Fees	Resolution Fees

	Reinstatement (90 + Past Due Only)	1.5% UPB minimum of $750
	Repayment plan (90 + Past Due Only)	1.5% UPB minimum of $750
	Modification (90 + Past Due Only)	1.5% UPB minimum of $750 (with owner approval only)

Disposition Fees
	Payoffs (90 + Past Due only)	1.75% Net Liquidation Proceeds minimum of $1000
	Redemptions	1.75% Net Liquidation Proceeds minimum of $750
	Third Party Sales	1.50% Net Liquidation Proceeds minimum of $750
	Short Sales (90 + Past Due Only)	1.75% Net Liquidation Proceeds minimum of $1000
	Loan Sales	1.75% Net Liquidation Proceeds minimum of $750 (with owner approval)
	Deed in Lieu (90 + Past Due Only)	1.75% UPB minimum of $750

Additional Fees
	REO Disposition Fee	1% of sales price minimum of $1500
	Recovery Collection (Home Equity Loans Only)	45% of recovered amount
	Title Remediation Fee	$500 with owner’s consent and if owner unable to correct

Minimum Charge (monthly)	$2,500 (assessed after month 6)

Program Initiation Fee	$5,000 refunded after month 6.

Ancilliary Income
Late Charges	Retained by GMACM
Principle and Interest Float	Retained by GMACM
Escrow and Interest Float	Retained by GMACM

Servicing Activity Fees	Retained by GMACM (e.g. payoff statements, fax fees)

De-Boarding Fee Per Loan	$8.00 per loan exclusive of out of pocket transfer related expenses

Additional Services
	Loan File	First 6 months:
	Storage and	$4.00 per loan (one-time)
	Document	>6 Months:
	Tracking	$2.00 (annually)